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                                                                   EXHIBIT 10.91


                             MODIFICATION AGREEMENT



     This Modification Agreement (the "Agreement") is entered into this 10TH day of FEBRUARY, 1998 and is effective as of NOVEMBER 1, 1997 by and between American BioMed, Inc. ("ABI") and Aberlyn Capital Management Limited Partnership ("Aberlyn").

     Reference is made to that certain Master Lease Agreement No. 0001E dated JANUARY 4, 1993, as modified, and Lease Schedule No. 003 dated JUNE 1, 1996, (the "Contract") by and between American BioMed, Inc. (the "Lessee") and Aberlyn Capital Management Limited Partnership or its' assignee (the "Lessor").

     For good and valuable consideration, receipt of which is hereby acknowledged, the Contract, and all documents executed in connection therewith, are hereby modified as following:

1.   Lease Schedule No. 003 to the Master Lease Agreement:

     A.   The Rent under section 3(b) is hereby modified as follows:

FROM:                                   TO:

     Rent Payment    Rent Payment          Rent Payment    Rent Payment
         Nos.           Amount                 Nos.           Amount
     ------------    ------------          ------------    ------------
         1-5          $  6,612.00              1-5          $  6,612.00
         6            $ 22,039.00              6            $ 22,039.00
         7-11         $  6,612.00              7-11         $  6,612.00
         12           $ 22,039.00              12           $ 22,039.00
         13-17        $  6,612.00              13-17        $  6,612.00
         18           $ 55,097.00              *18          $  6,612.00
         19-23        $ 11,019.00              19           $ 11,019.00
         24           $ 94,767.00              20-24        $  2,204.00
                                               25-28        $  6,612.00
                                               29           $169,500.00

                                        *Commencing on November 1, 1997

     B.   The Term is modified to Twenty-Nine (29) months.

     C.   The Last Rent Payment Date is modified to October 1, 1998.

     D.   The Purchase Option Date is modified to November 1, 1998.

The Lessee agrees that, except as in the above-specified instance(s), all other terms and provisions of the Contract shall remain in full force and effect.



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     IN WITNESS WHEREOF, Lessee and Lessor have caused this Agreement to be executed as of the day and year written below.

Lessee:                                 Lessor:

American BioMed, Inc.                   Aberlyn Capital Management
                                        Limited Partnership
                                        By Its: General Partner
                                        Aberlyn Capital Management Company, Inc.

By: /s/ STEVEN B. RASH                  By: /s/ DIANA M. SPANO
   ---------------------------------       ------------------------------------

Name: Steven B. Rash                    Name: Diana M. Spano
     -------------------------------         ----------------------------------

Title: President & CEO                  Title:  Vice President & COO
      ------------------------------          ---------------------------------

Date:  February 10, 1998                Date:   February 10, 1998
     -------------------------------          ---------------------------------








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